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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

       1921 E. Alton Avenue, Santa Ana, California               92705
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         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

            On November 8, 2005, Collectors Universe, Inc. acquired Gem Certification & Appraisal Lab (GCAL), an international forensic gemological certification and grading laboratory. As part of that transaction, the Company also acquired Diamond Profile Laboratory, Inc. (DPL), a scientific diamond light performance analysis laboratory, and all publishing and other rights to "Palmieri's Market Monitor," an educational and informative industry publication currently published by the Gemological Appraisal Association, Inc. (GAA). The Company paid an aggregate acquisition price of $3 million in cash for GCAL, DPL and the publishing rights to Palmieri's Market Monitor.

            A copy of the press release announcing this acquisition is attached as Exhibit 99.1 to the Current Report on Form 8-K.

            In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

       EXHIBIT NO.      DESCRIPTION
       -----------      --------------------------------------------------------
          99.1          Press Release of Collectors Universe, Inc. issued
                        November 8, 2005 announcing the completion of the acquisition of Gem Certification & Appraisal Lab
                        (GCAL), Diamond Profile Laboratory, Inc. (DPL), and
                        "Palmieri's Market Monitor"

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              COLLECTORS UNIVERSE, INC.


Dated: November 8, 2005                       By:  /s/ JOE J. WALLACE
                                                   -----------------------------
                                                   Joe J. Wallace,
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

      EXHIBIT NO.     DESCRIPTION
      -----------     ----------------------------------------------------------
         99.1         Press Release of Collectors Universe, Inc. issued
                      November 8, 2005 announcing the completion of the acquisition of Gem Certification & Appraisal Lab (GCAL),
                      Diamond Profile Laboratory, Inc. (DPL), and "Palmieri's
                      Market Monitor"

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